Exhibit 99.1

UNITED STATES BANKRUPTCY COURT

MOR-1

CASE NAME:	Warren Resources, Inc., et al.	PETITION DATE:	6/2/2016
CASE NUMBER:	16-32760	DISTRICT OF TEXAS:	Southern
		DIVISION:	Houston

MONTHLY OPERATING REPORT SUMMARY: SEPTEMBER 2016

MONTH	June	July	August	September	October
REVENUES (MOR-6)	4,988,081	5,650,524	5,110,713	5,193,525	—
INCOME BEFORE INT; DEPREC./TAX (MOR-6)	(1,169,637)	179,451	678,424	(1,880,108)	—
NET INCOME (LOSS) (MOR-6)	(10,162,825)	(6,106,670)	(5,274,476)	(6,710,956)	—
PAYMENTS TO INSIDERS (MOR-9)	57,930	69,200	70,684	73,445	—
PAYMENTS TO PROFESSIONALS (MOR-9)	—	(755,662)	(1,184,148)	(482,274)	—

TOTAL DISBURSEMENTS (MOR-7)	(10,302,272)	(5,862,446)	(6,128,341)	(10,180,882)	—

***	The original of this document must be filed with the United States Bankruptcy Court and a copy must be sent to the United States Trustee***

REQUIRED INSURANCE MAINTAINED AS OF SIGNATURE DATE		EXP. DATE		CIRCLE ONE
CASUALTY	YES (X) NO ( )	09-01-2017	Are all accounts receivable being collected within terms?	Yes
LIABILITY	YES (X) NO ( )	09-01-2017	Are all post-petition liabilities, including taxes, being paid within terms?		No
VEHICLE	YES (X) NO ( )	09-01-2017	Have any pre-petition liabilities been paid?		No
WORKER’S	YES (X) NO ( )	09-01-2017	If so, describe: Certain payments were made pursuant to First Day Orders
OTHER	YES (X) NO ( )	09-01-2017	Are all funds received being deposited into DIP bank accounts?		No
			Were any assets disposed of outside the normal course of business?	Yes
If so, describe
			Are all U.S. Trustee Quarterly Fee Payments current?		No
What is the status of your Plan of Reorganization? Effective on October 5, 2016

Consolidated Debtors	Case Number	September-2016 Disbursements
Warren Resources, Inc. (Effective on October 5, 2016)	16-32760	(5,700,416)
Warren E&P, Inc. (Effective on October 5, 2016)	16-32761	(4,480,466)
Warren Resources of California, Inc. (Effective on October 5, 2016)	16-32762	—
Warren Marcellus, LLC (Effective on October 5, 2016)	16-32764	—
Warren Energy Services, LLC (Effective on October 5, 2016)	16-32765	—
Warren Management Corp. (Effective on October 5, 2016)	16-32766

Total consolidated disbursements (MOR-7)		(10,180,882)

ATTORNEY NAME:	Timothy A. Davidson II
FIRM NAME:	Andrews Kurth LLP
ADDRESS:	600 Travis
Suite 4200
CITY, STATE, ZIP:	Houston, Texas 77002
TELEPHONE/FAX:	713-220-4200

MOR-1

I certify under penalty of perjury that the following complete Monthly Operating Report (MOR), consisting of MOR-1 through MOR-9 plus attachments, is true and correct.
SIGNED X
(ORIGINAL SIGNATURE)

TITLE:	President, Chief Executive Officer and Chief Restructuring Officer

CASE NAME:	Warren Resources, Inc., et al.
CASE NUMBER:	16-32760

COMPARATIVE BALANCE SHEETS

ASSETS	FILING DATE (1) June 2, 2016	MONTH June 2016	MONTH July 2016	MONTH August 2016	MONTH September 2016	MONTH October 2016
CURRENT ASSETS
Cash	13,918,623	11,090,776	11,366,706	12,035,268	7,645,454	—
Accounts Receivable, Net	10,235,813	9,275,942	9,709,987	8,369,870	7,967,479	—
Inventory: Lower of Cost or Market	—	—	—	—	—	—
Prepayments and other current assets	5,656,625	5,188,894	4,668,701	4,399,936	4,692,151	—
Investments (2)	6,087,653	1,844,008	2,126,726	1,851,065	134,043	—
Other (3)	—	—	—	—	1,527,447	—

TOTAL CURRENT ASSETS	35,898,715	27,399,619	27,872,120	26,656,139	21,966,574	—

PROPERTY, PLANT & EQUIP. @ COST	27,636,990	27,667,366	27,668,188	26,736,430	26,752,786	—
Less Accumulated Depreciation	(26,305,548)	(26,365,769)	(26,424,438)	(25,525,382)	(25,576,602)	—
NET BOOK VALUE OF PP & E	1,331,442	1,301,597.45	1,243,749.55	1,211,047.22	1,176,184.26	—
OTHER ASSETS
1. Deferred Financing Costs (4)	10,598,434	10,400,273	10,202,112	10,003,951	—	—
2. Oil & Gas Properties (5)	115,893,656	113,741,170	112,477,430	110,262,603	31,169,593	—
3. Oil & Gas Properties, Other	14,657,923	14,657,923	14,657,923	14,749,009	14,735,769	—
4. Notes Receivable	2,948,592	2,948,592	2,948,592	2,948,592	2,948,592	—
5. Midstream Assets	20,012,903	19,895,178	19,810,941	19,693,105	19,575,269	—

TOTAL ASSETS	$201,341,665	190,344,353	189,212,867	185,524,446	91,571,981	—

(1)	Information as of May 31, 2016.
(2)	United States Treasury Bonds secured against Convertible Debentures were liquidated in September 2016 per the Plan of Reorganization confirmed on September 14, 2016.
(3)	Other represents proceeds from the liquidation of United States Treasury Bonds per note 2.
(4)	Deferred Financing Costs were reclassed to debt to align with new Generally Accepted Accounting Principles.
(5)	An impairment charge ($90,849,000) was booked in September 2016 to reflect an updated reserve report.

MOR-2	Revised 07/01/98

CASE NAME:	Warren Resources, Inc., et al.
CASE NUMBER:	16-32760

COMPARATIVE BALANCE SHEETS

LIABILITIES & OWNER’S EQUITY	FILING DATE (1) June 2, 2016	MONTH June 2016	MONTH July 2016	MONTH August 2016	MONTH September 2016	MONTH October 2016
LIABILITIES
POST-PETITION LIABILITIES (MOR-4)	—	6,242,054	8,131,936	5,415,483	8,730,077	—
PRE-PETITION LIABILITIES
Notes Payable - Secured	—	—	—	—	—	—
Priority Debt (2)	477,338,089	477,515,421	475,858,222	475,481,564	465,465,666	—
Federal Income Tax	—	—	—	—	—	—
FICA/Withholding	—	—	—	—	—	—
Unsecured Debt	—	—	—	—	—	—
Other (3)	80,997,280	73,618,449	78,658,748	83,153,643.14	81,158,781.02	—

TOTAL PRE-PETITION LIABILITIES	558,335,368	551,133,870	554,516,970	558,635,208	546,624,447	—

TOTAL LIABILITIES	558,335,368	557,375,925	562,648,906	564,050,690	555,354,524	—

OWNER’S EQUITY (DEFICIT)
PREFERRED STOCK	128,437	128,437	128,437	128,437	128,437	—
COMMON STOCK	8,520	8,520	8,520	8,520	8,520	—
ADDITIONAL PAID-IN CAPITAL	517,385,291	517,510,247	517,212,450	517,396,721	517,467,844	—
RETAINED EARNINGS: Filing Date	(874,515,951)	(874,515,951)	(874,515,951)	(874,515,951)	(874,515,951)	—
RETAINED EARNINGS: Post Filing Date	—	(10,162,825)	(16,269,495)	(21,543,971)	(28,254,927)	—
RETAINED EARNINGS: Prior period adjustments (4)	—	—	—	—	(78,616,466)

TOTAL OWNER’S EQUITY (NET WORTH)	(356,993,703)	(367,031,572)	(373,436,039)	(378,526,244)	(463,782,543)	—

LIABILITIES & OWNERS EQUITY	$201,341,665	$190,344,353	$189,212,867	$185,524,446	$91,571,981	0

(1)	Information as of May 31, 2016.
(2)	Reduction between August and September 2016 relates to Deferred Financing Costs that were reclassed to debt to align with new Generally Accepted Accounting Principles.
(3)	Pursuant to court order, prepetition lease operating expenses continue to be due and payable post petition.
(4)	Adjustments primarily relate to the impairement of Oil and Gas properties ($90,849,000), decrease in depreciation, depletion and amortization ($12,475,000) and other non-cash audit adjustments.

MOR-3	Revised 07/01/98

CASE NAME:	Warren Resources, Inc., et al.
CASE NUMBER:	16-32760

SCHEDULE OF POST-PETITION LIABILITIES

	FILING DATE June 2, 2016	MONTH June 2016	MONTH July 2016	MONTH August 2016	MONTH September 2016	MONTH October 2016
TRADE ACCOUNTS PAYABLE	—	930,910	2,396,078	210,402	1,947,027	—
TAX PAYABLE
Federal Payroll Taxes	—	—	—	—	—	—
State Payroll Taxes	—	—	—	—	—	—
Ad Valorem Taxes	—	29,161	61,055	48,161	67,739	—
Other Taxes	—	45,949	127,750	72,224	623,179	—

TOTAL TAXES PAYABLE (1)	—	75,110	188,805	120,386	690,917	—

SECURED DEBT POST-PETITION	—	—	—	—	—	—
ACCRUED INTEREST PAYABLE	—	—	—	—	—	—
OTHER ACCRUED LIABILITIES
1. PAYROLL (2)	—	225,437	275,210	74,564	115,317	—
2. LEASE OPERATING & G&A (3)	—	3,555,832	3,542,704	3,742,000	4,746,000	—
3. ROYALTIES (4)	—	1,454,765	1,729,138	1,268,131	1,230,816	—

TOTAL POST-PETITION LIABILITIES (MOR-3)	$—	$6,242,054	$8,131,936	$5,415,483	$8,730,077	$—

(1)	The balance represents the movement of accounts between August 31 and September 30, 2016.
(2)	Represents a timing difference for the payment of the debtor’s bi-weekly payroll.
(3)	September 2016 includes unpaid restructuring professional fees ($4,446,000) and lease operating expense ($300,000).
(4)	Represents proceeds from gross production receipts that are payable to third-party working interests.

MOR-4	Revised 07/01/98

CASE NAME:	Warren Resources, Inc., et al.
CASE NUMBER:	16-32760

AGING OF POST-PETITION LIABILITIES: SEPTEMBER 2016

DAYS	TOTAL	TRADE ACCOUNTS	FEDERAL TAXES	STATE TAXES	AD VALOREM, OTHER TAXES	OTHER
0-30	8,730,077	1,947,027	—	—	690,917	6,092,133
31-60	—	—	—	—	—	—
61-90	—	—	—	—	—	—
91+	—	—	—	—	—	—

TOTAL	8,730,077	$1,947,027	$0	$0	$690,917	$6,092,133

AGING OF ACCOUNTS RECEIVABLE (2)

MONTH	June 2, 2016 (1)	June 2016	July 2016	August 2016	September 2016	October 2016
0-30 DAYS	6,072,541	5,983,435	7,195,913	6,501,753	6,110,307	—
31-60 DAYS	—	—	—	—	—	—
61-90 DAYS	—	—	—	—	—	—
91+ DAYS	4,163,272	3,292,507	2,514,074	1,868,117	1,857,172	—

TOTAL	$10,235,813	$9,275,942	$9,709,987	$8,369,870	$7,967,479	$0

(1)	Information as of May 31, 2016.
(2)	Warren’s Accounts Receivable accounts do not represent any Oil and Gas production that has not been sold.

MOR-5

CASE NAME:	Warren Resources, Inc., et al.
CASE NUMBER:	16-32760

STATEMENT OF INCOME (LOSS)

	MONTH June 2016	MONTH July 2016	MONTH August 2016	MONTH September 2016	MONTH October 2016	FILING TO DATE
REVENUES (MOR-1)	4,988,081	5,650,524	5,110,713	5,193,525	—	20,942,843
TOTAL COST OF REVENUES	(2,660,189)	(3,912,326)	(2,621,030)	(4,716,316)	—	(13,909,861)
GROSS PROFIT	2,327,892	1,738,198	2,489,683	477,209	—	7,032,982
OPERATING EXPENSES:
Selling & Marketing	—	—	—	—	—	—
General & Administrative	(3,497,529)	(1,558,747)	(1,811,259)	(2,357,317)	—	(9,224,852)
Other	—	—	—	—	—	—

TOTAL OPERATING EXPENSES	(3,497,529)	(1,558,747)	(1,811,259)	(2,357,317)	—	(9,224,852)

INCOME BEFORE INT, DEPR/TAX (MOR-1)	(1,169,637)	179,451	678,424	(1,880,108)	—	(2,191,870)
INTEREST EXPENSE (1)	(3,441,934)	(3,570,906)	(3,570,905)	(3,503,861)	—	(14,087,606)
DEPRECIATION	(2,601,328)	(2,566,888)	(2,581,624)	(1,000,532)	—	(8,750,372)
OTHER (INCOME) EXPENSE (2)	(2,949,926)	(148,327)	199,629	(326,455)	—	(3,225,079)
OTHER ITEMS	—	—	—	—	—	—

TOTAL INT, DEPR & OTHER ITEMS	(8,993,188)	(6,286,121)	(5,952,900)	(4,830,848)	—	(26,063,057)

NET INCOME BEFORE TAXES	(10,162,825)	(6,106,670)	(5,274,476)	(6,710,956)	—	(28,254,927)
FEDERAL INCOME TAXES	—	—	—	—	—	—

NET INCOME (LOSS) (MOR-1)	(10,162,825)	(6,106,670)	(5,274,476)	(6,710,956)	—	(28,254,927)

Accrual Accounting Required, Otherwise Footnote with Explanation.

September 2016 notes:

(1)	Deferred Financing Costs ($198,161) and Interest Expenses ($3,305,700)
(2)	Accretion of asset retirement obligations ($249,914), Loss on derivative instruments ($143,917), Gain on USTB investment ($343,725), Loss on contingent consideration ($50,000), Other Expenses ($102,349) relating to non-cash audit adjustments and dividends and preferred stock accretion ($124,000).

MOR-6

CASE NAME:	Warren Resources, Inc., et al.
CASE NUMBER:	16-32760

CASH RECEIPTS AND DISBURSEMENTS	MONTH June 2016	MONTH July 2016	MONTH August 2016	MONTH September 2016	MONTH October 2016	FILING TO DATE
1. CASH-BEGINNING OF MONTH	12,858,577	11,072,052	11,366,700	12,035,268	—	12,858,577
RECEIPTS:
2. CASH SALES	—	—	—	—	—	—
3. COLLECTION OF ACCOUNTS RECEIVABLE	8,515,748	6,157,094	6,796,909	5,791,068	—	27,260,818
4. LOANS & ADVANCES (attach list)	—	—	—	—	—	—
5. SALE OF ASSETS	—	—	—	—	—	—
6. OTHER (attach list)	—	—	—	—	—	—

TOTAL RECEIPTS	8,515,748	6,157,094	6,796,909	5,791,068	—	—

(Withdrawal) Contribution by Individual Debtor MFR-2*	—	—	—	—	—	—
DISBURSEMENTS:
7. NET PAYROLL	(569,986)	(684,643)	(1,030,642)	(658,240)	—	(2,943,512)
8. PAYROLL TAXES PAID	—	—	—	—	—	—
9. SALES, USE & OTHER TAXES PAID	(57,036)	(23,150)	(110,175)	(210)	—	(190,571)
10. SECURED/RENTAL/LEASES	—	—	—	—	—	—
11. UTILITIES & TELEPHONE	—	—	—	—	—	—
12. INSURANCE	—	—	—	—	—	—
13. INVENTORY PURCHASES	—	—	—	—	—	—
14. VEHICLE EXPENSES	—	—	—	—	—	—
15. TRAVEL & ENTERTAINMENT	—	—	—	—	—	—
16. REPAIRS, MAINTENANCE & SUPPLIES	(2,228,526)	(1,586,412)	(2,019,135)	(1,169,762)	—	(7,003,835)
17. ADMINISTRATIVE & SELLING	(227,951)	(460,266)	(680,085)	(102,602)	—	(1,470,905)
18. OTHER (2)	(1,558,563)	(2,213,085)	(1,104,157)	(1,687,583)	—	(6,563,388)

TOTAL DISBURSEMENTS FROM OPERATIONS	(4,642,062)	(4,967,557)	(4,944,193)	(3,618,398)	—	—

19. PROFESSIONAL FEES	—	(755,662)	(1,184,148)	(482,274)	—	(2,422,083)
20. U.S. TRUSTEE FEES	—	(24,700)	—	—	—	(24,700)
21. OTHER REORGANIZATION EXPENSES (3)	(5,660,210)	(114,527)	—	(6,080,210)	—	(11,854,947)

TOTAL DISBURSEMENTS (4)	(10,302,272)	(5,862,446)	(6,128,341)	(10,180,882)	—	—

22. NET CASH FLOW	(1,786,524)	294,648	668,568	(4,389,814)	—	(5,213,122)
23. CASH - END OF MONTH (MOR-2) (1)	11,072,052	11,366,700	12,035,268	7,645,453	—	7,645,454

(1)	June 2016 closing cash balance does not reconcile to balance sheet cash due to the exclusion of one bank account held in the name of “Warren Development Corp.” totalling $18,722.46.

September 2016 notes:

(2)	Other represents royalty payments on land assets ($1,687,583).
(3)	Other Reorganization Expenses, includes First Lien Adequate Protection ($5,697,135) and Utility Adequate Assurance Deposit ($383,075).
(4)	Includes all checks written, wire transfers made from, or any other withdrawal from the bank accounts listed on MOR-8. No amounts have been paid from the accounts of others on the debtor’s behalf.

MOR-7

CASE NAME:	Warren Resources, Inc., et al.
CASE NUMBER:	16-32760

CASH ACCOUNT RECONCILIATION
MONTH OF	September 2016

BANK NAME	JP MORGAN CHASE	JP MORGAN CHASE	JP MORGAN CHASE	JP MORGAN CHASE	MERRILL LYNCH	JP MORGAN CHASE	JP MORGAN CHASE	JP MORGAN CHASE	JP MORGAN CHASE
ACCOUNT NUMBER	3794	5477	7471	2692	7789 & 7B88	3751	6115	2888	5209
ACCOUNT TYPE	CDA BY GSO	PAYROLL	OPERATIONS	CD-COLLATERAL	STOCK OPTIONS	DISBURSEMENT	CHECKING	CHECKING	OPERATIONS	TOTAL (1)
CASE NAME	Warren Resources, Inc.	Warren Resources, Inc.	Warren Resources, Inc.	Warren Resources, Inc.	Warren Resources, Inc.	Warren E&P, Inc.	Warren E&P, Inc.	Warren Resources of California, Inc.	Warren Energy Services, LLC
CASE NUMBER	16-32760	16-32760	16-32760	16-32760	16-32760	16-32761	16-32761	16-32762	16-32765	n/a
BANK BALANCE	$—	$—	$2,007,725	$—	$—	$7,581,811	$—	$—	$—	$9,589,537
DEPOSITS IN TRANSIT	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
OUTSTANDING CHECKS	$—	$—	$—	$—	$—	$(1,944,083)	$—	$—	$—	$(1,944,083)
ADJUSTED BANK BALANCE	$—	$—	$2,007,725	$—	$—	$5,637,728	$—	$—	$—	$7,645,453
BEGINNING CASH - PER BOOKS	$—	$106,785	$7,520,741	$—	$—	$4,407,742	$—	$—	$—	$12,035,268
RECEIPTS	$—	$—	$80,616	$—	$—	$5,466,683	$—	$—	$243,769	$5,791,068
TRANSFERS OUT OF ACCOUNT	$—	$(106,362)	$—	$—	$—	$—	$—	$—	$(243,769)	$(350,131)
TRANSFERS INTO ACCOUNT	$—	$—	$106,362	$—	$—	$243,769	$—	$—	$—	$350,131
CHECKS/OTHER DISBURSEMENTS	$—	$(423)	$(5,699,992)	$—	$—	$(4,480,466)	$—	$—	$—	$(10,180,882)
ENDING CASH - PER BOOKS	$—	$(0)	$2,007,725	$—	$—	$5,637,728	$—	$—	$—	$7,645,453

MOR-8

CASE NAME:	Warren Resources, Inc., et al.
CASE NUMBER:	16-32760

PAYMENTS TO INSIDERS AND PROFESSIONALS

Of the total disbursements shown for the month, list the amount paid to insiders (as defined in Section 101(31)(A)-(F) of the U.S. Bankruptcy Code) and the professionals. Also, for insiders, identify the type of compensation paid (e.g., salary, commission, bonus, etc.) (Attach additional pages as necessary).

INSIDERS: NAME/COMP TYPE	MONTH June 2016	MONTH July 2016	MONTH August 2016	MONTH September 2016	MONTH October 2016
1. James A Watt	17,691	27,450	27,450	27,615	—
2. Frank T. Smith Jr.	17,684	17,684	17,684	17,997	—
3. John R. Powers	11,484	11,758	13,242	15,524	—
4. Zach Waite	11,071	12,308	12,308	12,308	—

TOTAL INSIDERS (MOR-1)	57,930	69,200	70,684	73,445	—

PROFESSIONALS	MONTH June 2016	MONTH July 2016	MONTH August 2016	MONTH September 2016	MONTH October 2016
1. Andrews Kurth LLP	—	—	(521,467)	(415,165)	—
2. Jefferies LLC	—	—	—	—	—
3. Deloitte Transactions and Business Analytics LLP	—	—	(340,539)	—	—
4. Epiq Systems	—	—	(211,790)	(67,109)	—
5. Kirkland & Ellis LLP	—	(755,662)	(110,352)	—	—
6. Bracewell & Giuliani LLP	—	—	—	—	—
7. Stroock & Stroock & Lavan LLP	—	—	—	—	—

TOTAL PROFESSIONALS (MOR-1)	—	(755,662)	(1,184,148)	(482,274)	—

MOR-9